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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 24, 1994

                          BURLINGTON NORTHERN INC.

           (Exact name of registrant as specified in its charter)


Delaware                             1-8159                          41-1400580
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(State or other jurisdiction         (Commission                  (IRS Employer
of incorporation)                    File Number)           Identification No.)


3800 Continental Plaza, 777 Main Street, Fort Worth, Texas                76102
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (817) 878-2000
                                                    ---------------------------

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(Former name or former address, if changed since last report)
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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         BURLINGTON NORTHERN INC.


                                         /s/Edmund W. Burke
                                         ------------------
                                         Edmund W. Burke
                                         Executive Vice President, Law
                                         and Secretary



Date: May 24, 1994
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                               EXHIBITS INDEX

                                                               Sequentially
   Exhibits                                                   Numbered Page
   --------                                                   -------------
   1          Underwriting Agreement dated May 17, 1994,
              between the Company and Morgan Stanley & Co.
              Incorporated, Kidder, Peabody & Co.
              Incorporated and Salomon Brothers Inc                     4

   4          Officer's Certificate pursuant to Section 301
              of that Indenture dated as of February 14, 1992,
              between the Company and the First National Bank
              of Chicago, as Trustee, and specimen of form of
              global note.                                              9